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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 July 31, 1997
                Date of Report (Date of earliest event reported)



                         FINANCIAL SERVICE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Georgia                     33-35889                   58-1842822
(State of Other Jurisdiction    (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


                      2300 Windy Ridge Parkway, Suite 1100
                             Atlanta, Georgia 30339
                    (Address of Principal Executive Offices)


                                 (770) 916-6500
              (Registrant's telephone number, including area code)


                                 Not applicable
         (Former name or former address, if changed since last report)

                     Page 1 of 4 pages, including exhibits.
                     The exhibit index is found at page 4.
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Item 5.  Other Events.
         ------------

     On July 25, 1997, Financial Service Corporation (the "Company") and SunAmerica Inc. ("SunAmerica") issued a Joint Press Release announcing the Company's acceptance of SunAmerica's proposal for the purchase of the Company. Reference is made to the full text of the Joint Press Release, which is incorporated by reference herein and attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits.


 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
    99.1 Joint Press Release, dated July 25, 1997, of SunAmerica Inc. and Financial Service Corporation
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINANCIAL SERVICE CORPORATION



Dated:  July 31, 1997                By /s/ Barry F. Kane
                                        --------------------
                                        Barry F. Kane
                                        Senior Vice President
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                                 EXHIBIT INDEX


 EXHIBIT NO.                         DESCRIPTION                        PAGE
 -----------                         -----------                        ----
    99.1       Joint Press Release, dated July 25, 1997, of
               SunAmerica Inc. and Financial Service Corporation